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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 29, 2001



                       INTRABIOTICS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)




      0-29993                                             94-3200380
(Commission File No.)                         (IRS Employer Identification No.)




                               2021 STIERLIN COURT
                         MOUNTAIN VIEW, CALIFORNIA 94043
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (650) 526-6800



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ITEM 5.  OTHER EVENTS

On May 29, 2001, IntraBiotics Pharmaceuticals, Inc. and Biosearch Italia S.p.A. announced an amendment to the License and Supply Agreement, dated May 8, 1998, for the development and commercialization of certain formulations of ramoplanin in North America for the treatment or prevention of human disease. The press release announcing the amendment is filed as Exhibit 99.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.

       99.1 Press Release, dated May 29, 2001, entitled "IntraBiotics and Biosearch Italia S.p.A. Amend Collaboration on Ramoplanin."


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      INTRABIOTICS PHARMACEUTICALS, INC.



Dated: May 29, 2001                  By: /s/ SANDRA WROBEL
                                         -------------------------------------
                                         Sandra Wrobel
                                         Chief Financial Officer and Vice
                                         President, Business Operations


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                                INDEX TO EXHIBITS


99.1 Press Release, dated May 29, 2001, entitled "IntraBiotics and Biosearch Italia S.p.A. Amend Collaboration on Ramoplanin."